                     SECURITIES AND EXCHANGE COMMISSION

                           Washington D.C.  20549

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                              pcOrder.com, Inc.

           (Exact name of registrant as specified in its charter)

           Delaware                                           74-272-0849
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                          Identification Number)

        5000 Plaza on the Lake
           Austin, Texas                                        78746
(Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered
         -------------------                ------------------------------

           Not Applicable                            Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Class A Common Stock, $.01 par value
                              (Title of class)
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Item 1.  Description of Registrant's Securities to Be Registered.
         -------------------------------------------------------

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-62985), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was initially filed on September 4, 1998.

Item 2.  Exhibits.
         --------

Exhibit
Number   Description
------   -----------

  2.1 Certificate of Incorporation of the Registrant, as amended. Incorporated herein by reference to Exhibits 3.1 and 3.2 of the Registration Statement.

  2.2    Bylaws of the Registrant.  Incorporated herein by reference to Exhibit
         3.3 of the Registration Statement.

                                  SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                pcOrder.com, Inc.



                                Date:  February 25, 1999


                                By:     /s/ James J. Luttenbacher
                                   ---------------------------------------
                                   James J. Luttenbacher
                                   Vice President, Chief Financial Officer
                                   and Secretary
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                                  EXHIBITS
                                  --------



Exhibit
Number    Description
------    -----------

  2.1 Certificate of Incorporation, as amended of the Registrant. Incorporated herein by reference to Exhibit 3.1 and 3.2 of the Registration Statement on Form S-1 (File No. 333-62985), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on September 4, 1998.

  2.2     Bylaws of the Registrant.  Incorporated herein by reference to Exhibit
          3.3 of the Registration Statement.